EXHIBIT 32.1

CERTIFICATION OF THE CEO AND CFO PURSUANT
TO 18 U.S.C. SECTION 1350 AS ADOPTED
PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of flexSCAN, Inc. (the "Company") on Form 10-KSB for the year ending June 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Thomas Banks, Chief Executive Officer and Francis X. Pisano Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects the financial condition and results of the Company.

Date: October 15, 2007

                                                             By: /s/ Thomas Banks
                                                                   Thomas Banks, Chief Executive Officer

                                                            By: /s/ Francis X. Pisano
                                                                  Francis X. Pisano, Principal Financial Officer